SECURITIES AND  EXCHANGE COMMISSION
                               Washington, DC 20549
                          ______________________________

                                    FORM 8-K

                                 Current Report
                      Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report: January 26, 1998



MECH Financial, Inc.
Exact name of registrant as specified in its charter

State of Connecticut                  000-23557             06-1500984
State or other jurisdiction         Commission File         IRS Employer
of Incorporation                       Number               Identification No.




100 Pearl Street
Hartford, CT                                                    06103
Address of principal executive offices                        (Zip Code)


Registrant's phone number:                 (860) 293-4000




ITEM 4.
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


The Board of Directors and the Audit Committee for MECH Financial, Inc. have recommended and approved the engagement of services of KPMG Peat Marwick, LLP as the independent auditors for MECH Financial Inc. and its subsidiaries for the fiscal year ending December 31, 1998.


KPMG Peat Marwick, LLP will succeed Coopers & Lybrand, LLP, who declined to stand for re-election, as independent auditors upon completion of the 1997 audit. The report on the financial statements for the two most recent fiscal years by Coopers & Lybrand, LLP did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to any uncertainty, audit scope or accounting principles. There were no disagreements between Coopers &
Lybrand, LLP and the management of MECH Financial, Inc. or its subsidiaries including Mechanics Savings Bank on accounting policies or procedures, financial statement disclosure or auditing scope or procedure.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MECH Financial, Inc.
                                   Registrant


Date: January 23, 1998             By: /s/ Thomas M. Wood
                                       Executive Vice President &
                                       Treasurer



Exhibit Index

Exhibit 4.1  Letter of Coopers & Lybrand L.L.P. dated January 23, 1998


                                             Exhibit 4.1


January 23, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Gentlemen:

We have read the statements made by MECH Financial, Inc.
(copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of January, 1998.
We agree with the statements concerning our Firm in such Form 8-K. It should, however, be noted that our audit of the financial statements for 1997 has not yet been completed.

Very truly yours,

/s/ Coopers & Lybrand L.L.P.